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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K/A
                                (Amendment No.1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 19, 1999





                               TELXON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                         0-11402              74-1666060
(STATE OR OTHER JURISDICTION            (COMMISSION          (IRS EMPLOYER
        OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)

                   3330 WEST MARKET STREET, AKRON, OHIO 44333
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

         ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE: (330) 664-1000

                                 Not applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 4.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
         FINANCIAL DISCLOSURE.

         As previously reported in a Current Report on Form 8-K bearing a cover date of July 19, 1999, Telxon Corporation (the Company") entered into a letter agreement on that date engaging Arthur Andersen LLP ("Andersen") to audit the Company's consolidated financial statements for the fiscal year ending March 31, 2000. Andersen replaces PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the principal accountant to audit the Company's consolidated financial statements. As therein reported, the related dismissal of PricewaterhouseCoopers would occur upon the completion of the audit of the Company's consolidated financial statements for the fiscal year ended March 31, 1999 and the issuance of their report thereon for filing in the Company's Annual Report on Form 10-K for the fiscal year then ended.

         The Company filed its Annual Report on Form 10-K for the fiscal year ended March 31, 1999 upon PricewaterhouseCoopers' completion of their audit of the Company's consolidated financial statements for the year then ended. The Form 10-K was filed on the evening of August 9, 1999, with the Form 10-K receiving a filing date of August 10, 1999. The audited consolidated financial statement amounts included in the Form 10-K did not contain any changes from the fiscal annual 1999 consolidated financial results reported by the Company in its press release of July 14, 1999 (a copy of which was filed under cover of a Form 8-K of that date).

         PricewaterhouseCoopers' report on the fiscal 1999 consolidated financial statements includes separate paragraphs regarding the Company's ability to continue as a "going concern" and regarding an accounting change for business process re-engineering affecting the 1998 statement of operations included as a part thereof.

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         The Company does not believe that, during the period between the change in accountants and the effectiveness of PricewaterhouseCoopers' dismissal (collectively, the "Pre-Effective Period") (i) there were any disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to PricewaterhouseCoopers' satisfaction, would have caused it to make reference to the subject matters of the disagreements in connection with its reports on the Company's consolidated financial statements, or (ii) any "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K) occurred.

          During the Pre-Effective Period, the Company did not consult with Andersen regarding (1) the application of accounting principles to any completed or proposed transaction or the type of audit opinion that might be rendered on the Company's consolidated financial statements or (2) any matter that was the subject of a disagreement or a reportable event.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits.

                  16.1 Letter provided by PricewaterhouseCoopers LLP as Former Accountant pursuant to Item 304(a)(3) of Regulation S-K.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TELXON CORPORATION



Date:  August 16, 1999                   By:    /s/ Woody M. McGee
                                               ------------------------------
                                               Woody M. McGee
                                               Vice President,
                                                 Chief Financial Officer










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